SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event  reported) March 6, 1996
                          (December 31, 1995)




                          ATLANTIC AMERICAN CORPORATION
                        -----------------------------
            (Exact name of registrant as specified in its charter)




        Georgia                       0-3722                   58-1027114
        -----------------------------------------------------------------
     (State or other              (Commission File          (I.R.S. Employer
    of incorporation                  Number)            Identification Number)
    or organization)



              4370 PEACHTREE ROAD, N.E., ATLANTA, GEORGIA 30319
              -------------------------------------------------
             (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code (404) 266-5500
       -----------------------------------------------------------------

                                      None
                                     ----
  (Former name, former address and former fiscal year, if changed since last report)



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Item 7.  Financial Statements and Exhibits.
-------------------------------------------

         Item 7 of the Form 8-K of Atlantic American Corporation dated January 12, 1996, is hereby amended in its entirety as follows:

         (a)   Financial Statements of Business Acquired:

               The following financial statements of American Southern Insurance Company ("American Southern") for the years ended December 31, 1994, 1993, and 1992 are included in this Report as Exhibit (99.4):

                  --  Consolidated Balance Sheets.

                  -- Consolidated Statements of Income.

                  --  Consolidated Statements of Stockholder's Equity.

                  --  Consolidated Statements of Cash Flows.

                  --  Notes to Consolidated Financial Statements.

         (b)   Pro Forma Financial Information:

               The following pro forma financial statements of Atlantic American Corporation ("Atlantic American") are included in this Report as Exhibit (99.5):

                  --  Pro Forma Combined Condensed Balance Sheet as of
                         September 30, 1995 (unaudited).

                  -- Pro Forma Combined Condensed Statement of Income for the year ended December 31, 1994 (unaudited).

                  -- Pro Forma Combined Condensed Statement of Income for the nine-month period ended September 30, 1995 (unaudited).

         (c)   Exhibits:

               (99.4) American Southern financial statements for the years ended December 31, 1994, 1993, and 1992.

               (99.5) Atlantic American pro forma financial statements (unaudited).









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                                   SIGNATURES
                                  ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          ATLANTIC AMERICAN CORPORATION
                                          -----------------------------
                                                     (Registrant)




Date: March 6, 1996                       By:   /s/
     ---------------                           ----------------------------
                                                John W. Hancock
                                                Senior Vice President-Treasurer
                                                (Principal Financial Officer)



                                          By:   /s/
                                               ---------------------------
                                                John C. Hall, Jr.
                                                Corporate Controller
                                                (Principal Accounting Officer)




























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